UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

The Duckhorn Portfolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
1201 Dowdell Lane Saint Helena, CA 94574
(Address, including zip code, of Principal Executive Offices)
(707) 302-2658
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NAPA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 7, 2021, the Board of Directors (the “Board”) of Duckhorn Portfolio, Inc. (the “Company”) appointed Adriel Lares to the Board. Mr. Lares’ initial term as a director will expire at the Company’s 2023 Annual Meeting of Stockholders. Mr. Lares will also serve on the Audit Committee of the Board. Mr. Lares will replace Dan Costello on the Audit Committee, but Mr. Costello will remain both a member of the Board and Committee Chair of the Nominating & Corporate Governance Committee.
Adriel Lares brings with him a tenured track record of public and private financial operations and reporting. Mr. Lares is currently the CFO of Stash, a subscription platform empowering middle-class Americans to invest and build wealth. He has served in that role since July 2021. Prior to that, Mr. Lares served as the CFO of Fastly, Inc. Prior to Fastly, Inc., Mr. Lares served as an advisor and CFO to Lookout, Inc., a mobile security firm. From September 2010 to February 2012, Mr. Lares served as Business Unit Manager of 3PAR Inc., a data storage and information storage software company. From January 2005 to September 2010, Mr. Lares served as Chief Financial Officer at 3PAR Inc., including during 3PAR’s sale to Hewlett Packard. Mr. Lares has also served in various other capacities at 3PAR, including company treasurer and director of finance. Mr. Lares is a co-founder of Memento Mori, a Napa-based winery. Mr. Lares earned his BA in Economics from Stanford University.
As a non-employee director, Mr. Lares will receive compensation in respect of his service to the Company in accordance with the Company’s non-employee director compensation policy and consistent with the compensation paid to the Company’s other non-employee directors who are eligible to receive compensation under such policy, as described in its Proxy Statement for the Fiscal 2022 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (“SEC”) on November 23, 2021. In addition, as with all directors, the Company entered into an Indemnification Agreement with Mr. Lares on December 8, 2021, the form of which is filed as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended July 31, 2021, filed with the SEC on October 4, 2021.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Duckhorn Portfolio, Inc.

Date: December 8, 2021	By:	/s/ Sean Sullivan
Sean Sullivan
Executive Vice President, Chief Administrative Officer and General Counsel